                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

                               Comm Bancorp, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                    0-17455               23-2242292
-------------------------------       ---------------      -------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation)                           file number)        Identification No.)

125 North State Street, Clarks Summit, PA                            18411
-----------------------------------------                      -----------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (570)586-0377

Former name or former address, if changed from last report:
Not Applicable

Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)  Financial Statements of Business Acquired.

                Not Applicable.

           (b)  Pro Forma Financial Information.

                Not Applicable.

           (c)  Exhibits.

                None.

Item 8.    Change in Fiscal Year.

           Not Applicable.

Item 9.    Regulation FD Disclosure.

           None.

Item 10. Amendments to the Registrant's Code of Ethics, or waiver of a Provision of the Code of Ethics.

           Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

           Not Applicable.

Item 12.   Results of Operations and Financial Condition.

           (a)  Exhibit

                99(i) Press Release, dated January 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COMM BANCORP, INC.
                                              ----------------------------------
                                                       (Registrant)

Date: January 20, 2004                    By: /s/ Scott A. Seasock
                                              ----------------------------------
                                              Scott A. Seasock
                                              Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer)